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                                                                   EXHIBIT 99(a)
                                                   FORM OF LETTER OF TRANSMITTAL

                   THE CLEVELAND ELECTRIC ILLUMINATING COMPANY
                              LETTER OF TRANSMITTAL

                              Offer to Exchange its
                      5.65% Exchange Senior Notes due 2013
                        which have been registered under
                     the Securities Act of 1933, as amended,
                       for any and all of its outstanding
                           5.65% Senior Notes due 2013
                   that were issued and sold in a transaction
                exempt from registration under the Securities Act

                 Pursuant to the Prospectus dated _______ , 2004

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON ________, 2004, UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        The Exchange Agent for the Exchange Offer Is: JPMorgan Chase Bank

  By Regular, Certified or
      Registered Mail:                By Hand:                   By Courier:               By Facsimile:

     JPMorgan Chase Bank         JPMorgan Chase Bank         JPMorgan Chase Bank         Attn: Frank Ivins
Institutional Trust Services     Institutional Trust     Institutional Trust Services      (214) 468-6494
        P.O. Box 2320              Services Window       2001 Bryan Street, 9th Floor
    Dallas, TX 75221-2320    4 New York Plaza, 1st Floor       Dallas, TX 75201       To Confirm by Telephone:
      Attn: Frank Ivins        New York, NY 10004-2413        Attn: Frank Ivins            (214) 468-6464

                      For Information Call: (800) 275-2048

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS LISTED ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL TO A FACSIMILE NUMBER OTHER THAN AS LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND SIGNED.

         Capitalized terms used but not defined herein shall have the same meanings given to them in the Prospectus (as defined below).

         This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer -- Procedures For Tendering Original Notes" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or book-entry confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at The Depository Trust Company ("DTC"), as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date (as defined in the Prospectus). Tenders by book-entry transfer also may be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a confirmation of a book-entry transfer of Original Notes into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by this Letter of Transmittal and that The Cleveland Electric Illuminating Company, an Ohio corporation (the "Company"), may enforce this Letter of Transmittal against such participant.

         Holders (as defined below) of Original Notes whose certificates (the "Certificates") for such Original Notes are not immediately available or who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures For Tendering Original Notes - Guaranteed Delivery" in the Prospectus.

         The term "Holder" with respect to the Exchange Offer means any person in whose name Original Notes are registered on the books of the Company, any person whose name appears on a DTC security position listing as holding a position in the Original Notes or any other person who has obtained a properly completed assignment from a registered holder. If you are a beneficial owner whose Original Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and you wish to tender your Original Notes, you should contact the Holder promptly and instruct them to tender such Original Notes on your behalf. If you wish to tender your Original Notes on your own behalf, you must, prior to completing and executing this Letter of Transmittal and delivering your Original Notes, either make appropriate arrangements to register ownership of the Original Notes in your name or obtain a properly completed assignment from the Holder. The transfer of registered ownership of Original Notes may take considerable time.

         DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

         ALL TENDERING HOLDERS COMPLETE THIS BOX:

                          DESCRIPTION OF ORIGINAL NOTES

If blank, please print name        Certificate Number(s)*     Aggregate Principal         Principal Amount of Original
and address of registered                                     Amount of Original Notes    Notes Tendered (if less
Holder(s) of Original Notes                                                               than all)**
(Attach additional list if
necessary)
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
                                                              Total:
------------------------------------------------------------------------------------------------------------------------

         * Need not be completed by book-entry Holders.

         ** Original Notes may be tendered in whole or in part in integral multiples of $1,000. All Original Notes shall be deemed tendered unless a lesser number is specified in this column. See "Partial Tenders and Withdrawal Rights" below.

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ]CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, AND COMPLETE THE FOLLOWING:

Name of Tendering Institution___________________________________________________

DTC Account Number ____________________ Transaction Code Number_________________

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE "DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES" BELOW):

Name(s) of Registered Holder(s)_________________________________________________

Window Ticket Number (if any) __________________________________________________

Date of Execution of Notice of Guaranteed Delivery______________________________

Name of Institution which Guaranteed Delivery___________________________________

If Guaranteed Delivery is to be made by Book-Entry Transfer:

Name of Tendering Institution___________________________________________________

DTC Account Number__________________ Transaction Code Number____________________

[ ]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ]CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND, DURING THE NINETY-DAY

PERIOD FOLLOWING THE CONSUMMATION OF THE EXCHANGE OFFER, 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO NOTIFY THE COMPANY WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (IF NO PARTICIPATING BROKER-DEALERS CHECK THIS BOX, OR IF ALL PARTICIPATING BROKER-DEALERS WHO HAVE CHECKED THIS BOX SUBSEQUENTLY NOTIFY THE COMPANY THAT ALL THEIR EXCHANGE NOTES HAVE BEEN SOLD, THE COMPANY WILL NOT BE REQUIRED TO MAINTAIN THE EFFECTIVENESS OF THE EXCHANGE OFFER REGISTRATION STATEMENT OR TO UPDATE THE PROSPECTUS AND WILL NOT PROVIDE ANY NOTICES TO ANY HOLDERS TO SUSPEND OR RESUME USE OF THE PROSPECTUS.)

PROVIDE THE NAME OF THE INDIVIDUAL WHO SHOULD RECEIVE, ON BEHALF OF THE HOLDER, ADDITIONAL COPIES OF THE PROSPECTUS, AND AMENDMENTS AND SUPPLEMENTS THERETO, AND ANY NOTICES TO SUSPEND AND RESUME USE OF THE PROSPECTUS:

Name: ___________________________________________________

Address:_________________________________________________

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders to The Cleveland Electric Illuminating Company, an Ohio corporation (the "Company"), the above described principal amount of the Company's 5.65% Senior Notes due 2013 (the "Original Notes") in exchange for an equivalent amount of the Company's 5.65% Exchange Senior Notes due 2013 (the "Exchange Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), upon the terms and subject to the conditions set forth in the Prospectus dated ________, 2004 (as the same may be amended or supplemented from time to time, the "Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitutes the "Exchange Offer").

         Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company, and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, sell, assign and transfer the Original Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the Original Notes tendered hereby are not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the Original Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agrees to all of the terms of the Exchange Offer.

         The name(s) and address(es) of the registered Holder(s) of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes or on the DTC security position listing that lists the Holder as the owner of Original Notes. The Certificate number(s) and the Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates for such non-exchanged or non-tendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering Holder, promptly following the withdrawal, rejection of tender or termination of the Exchange Offer.

         The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described in "The Exchange Offer -- Procedures For Tendering Original Notes" in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name(s) of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver Exchange Notes to the undersigned at the address shown below the undersigned's signature.

         By tendering Original Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message in lieu thereof, the undersigned hereby represents and agrees that (i) any Exchange Notes you receive will be acquired in the ordinary course of business; (ii) you have no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of the Exchange Notes; (iii) you are not an "affiliate" of the Company as defined in Rule 405 of the Securities Act; (iv) if you are not a broker-dealer, you are not engaged in, and do not intend to engage in, the distribution of the Exchange Notes within the meaning of the Securities Act; and (v) if you are a participating broker-dealer that will receive Exchange Notes for your own account in exchange for Original Notes that were acquired as a result of market-making activities or other trading activities, you acknowledge that you will deliver a Prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes; provided that by so acknowledging and by delivering a Prospectus the undersigned does not admit that it is an "underwriter" within the meaning of the Securities Act. The Company may require the undersigned, as a condition to the undersigned's eligibility to participate in the Exchange Offer, to furnish to the Company (or an agent thereof) in writing information as to the number of "beneficial owners" within the meaning of Rule 13d-3 under the Exchange Act, as amended (the "Exchange Act"), on behalf of whom the undersigned holds the Original Notes to be exchanged in the Exchange Offer.

         The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of Exchange Notes received in exchange for Original Notes, where such Original Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities. The Company has also agreed that, for a period of 90 days after the Expiration Date, it will make the Prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, dealers effecting transactions in Exchange Notes may be required to deliver a Prospectus.

         As a result, a participating broker-dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Original Notes pursuant to the Exchange Offer must notify the Company, or cause the Company to be notified, prior to 5:00 p.m., New York City time, on the Expiration Date, that it is a participating broker-dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Exchange Offer -- Exchange Agent."

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

                  The undersigned, by completing the box entitled "Description of Original Notes" above and signing this letter, will be deemed to have tendered the Original Notes as set forth in such box.

IMPORTANT

HOLDERS: SIGN HERE

(Please Complete Substitute Form W-9 herein)

____________________________________________________

____________________________________________________

Signature(s) of Holder(s)

Date:_____________________________

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Certificate(s) for the Original Notes hereby tendered or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see "Guarantee of Signatures" below.)

Name(s):  ____________________________________________________(Please Print)

Capacity (full title):  ______________________________________

Address:  ____________________________________________________

______________________________________________________________

______________________________________________________________(Include Zip Code)

Area Code and Telephone No.:  ________________________________

(See Substitute Form W-9 herein)

GUARANTEE OF SIGNATURE(S)

(See "Signature Guarantees" below)

Authorized Signature:  _______________________________________

Name:  _______________________________________________________(Please Print)

Title:  ______________________________________________________

Name of Firm:  _______________________________________________

Address:  ____________________________________________________

______________________________________________________________(Include Zip Code)

Area Code and Telephone No.:__________________________________

Date: ______________________

SPECIAL ISSUANCE INSTRUCTIONS            SPECIAL DELIVERY INSTRUCTIONS
(SIGNATURE GUARANTEE REQUIRED - SEE      (SIGNATURE GUARANTEE REQUIRED - See
"Signature Guarantees")                  "Signature Guarantees")

TO BE COMPLETED ONLY if Exchange         TO BE COMPLETED ONLY if Exchange
Notes or Original Notes not              Notes or Original Notes not
tendered are to be issued in the         tendered are to be sent to someone
name of someone other than the           other than the registered Holder of
registered Holder of the Original        the Original Notes whose name(s)
Notes whose name(s) appear(s)            appear(s) above, or such registered
above.                                   Holder at an address other than
                                         that shown above.

Original Notes not tendered to:          Original Notes not tendered to:

Exchange Notes to:                       Exchange Notes to:

Name_______________________________      Name___________________________________
(PLEASE PRINT)                           (PLEASE PRINT)

Address____________________________      Address________________________________
___________________________________      _______________________________________
___________________________________      _______________________________________
___________________________________      _______________________________________
(INCLUDE ZIP CODE)                       (INCLUDE ZIP CODE)

DTC Account No. ___________________
___________________________________      _______________________________________
(TAX IDENTIFICATION OR SOCIAL
SECURITY NUMBER)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES: GUARANTEED DELIVERY PROCEDURES.

         This Letter of Transmittal is to be completed either if (i) Certificates are to be forwarded herewith or (ii) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in "The Exchange Offer -- Procedures for Tendering Original Notes" in the Prospectus and an Agent's Message is not delivered. Certificates, or timely confirmation of a book-entry transfer of such Original Notes into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time on the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu thereof. Original Notes may be tendered in whole or in part in integral multiples of $1,000.

         Holders who wish to tender their Original Notes pursuant to the Exchange Offer and the certificates for such Original Notes are not immediately available or time will not permit all required documents to reach the Exchange Agent before the Expiration Date, or the procedures for book-entry transfer cannot be completed on a timely basis, may nevertheless tender their Original Notes provided that all of the guaranteed delivery procedures set forth in "The Exchange Offer -- Procedures For Tendering Original Notes - Guaranteed Delivery" in the Prospectus are complied with. Pursuant to such procedures:

         (i)      such tenders are made by or through and Eligible Institution;

         (ii) prior to the Expiration Date, the Exchange Agent receives from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery, substantially in the form accompanying this Letter of Transmittal, or an electronic message through ATOP with respect to guaranteed delivery for book-entry transfers, setting forth the name and address of the holder of Original Notes and the amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery, or transmission of such electronic message through ATOP for book-entry transfers, the certificates for all physically tendered Original Notes, in proper form for transfer, or a book-entry confirmation, as the case may be, together with a properly completed and duly executed letter of transmittal with any required signature guarantees (or a facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

         (iii) the certificates (or book-entry confirmation) representing all tendered Original Notes, in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal with any required signature guarantees (or a facsimile thereof), or a properly transmitted electronic message through ATOP in the case of book-entry transfers, and any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of the notice of guaranteed delivery or transmission of such electronic message through ATOP with respect to guaranteed delivery for book-entry transfers.

         The notice of guaranteed delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent and must include a guarantee by an Eligible Institution in the form set forth in such notice of guaranteed delivery. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a notice of guaranteed delivery prior to the Expiration Date.

         The method of delivery of Certificates, this Letter of Transmittal and all other required documents is at the option and sole risk of the tendering Holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested, properly insured, or overnight delivery service is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering Holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.       SIGNATURE GUARANTEES.

         Certificates for Original Notes need not be endorsed and signature guarantees are unnecessary unless:

         (i) a certificate for Original Notes is registered in a name other than that of the person surrendering the certificate or

         (ii) a registered holder completes the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" above.

         In the case of (i) or (ii) above, such certificates for Original Notes must be duly endorsed or accompanied by a properly executed note power, with the endorsement or signature on the note power and on this Letter of Transmittal, guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Exchange Act of 1934 as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank, (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer, (iii) a credit union, (iv) a national securities exchange, registered securities association or clearing agency or (v) a savings association that is a participant in a Securities Transfer Association (each an "Eligible Institution"), unless an Original Note is surrendered for the account of an Eligible Institution. See "Signatures on Letter of Transmittal, Assignment and Endorsements" below.

3.       INADEQUATE SPACE.

         If the space provided in the box captioned "Description of Original Notes" is inadequate, the Certificate number(s) and/or the principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

4.       PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

         Tenders of Original Notes will be accepted only in integral multiples of $1,000. If less than all the Original Notes evidenced by any Certificates submitted are to be tendered, fill in the principal amount of Original Notes which is to be tendered in the box entitled "Principal Amount of Original Notes Tendered." In such case, new Certificate(s) for the remainder of the Original Notes which was evidenced by your old Certificate(s) will only be sent to the Holder of the Original Notes, promptly after the Expiration Date, unless otherwise indicated by the Special Delivery Instructions. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date. In order for a withdrawal to be effective on or prior to that time, a written or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus before 5:00 p.m., New York City time, on the Expiration Date. Any notice of withdrawal must specify the name of the person that tendered the Original Notes to be withdrawn, identify the Original Notes to be withdrawn, including the certificate number or numbers and principal amount of such Original Notes, include a statement that the holder is withdrawing its election to have the Original Notes exchanged, be signed by the holder in the same manner as the original signature on this Letter of Transmittal by which the Original Notes were tendered or as otherwise described above, including any required signature guarantees, or be accompanied by documents of transfer sufficient to have the trustee under the senior note indenture register the transfer of the Original Notes into the name of the person withdrawing the tender and specify the name in which any of the Original Notes are to be registered, if different from that of the person that tendered the Original Notes.

         The Exchange Agent will return the properly withdrawn Original Notes promptly following receipt of a notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Original Notes or otherwise comply with DTC's procedures.

         Any Original Notes withdrawn will not have been validly tendered for exchange for purposes of the Exchange Offer. Any Original Notes that have been tendered for exchange but which are not exchanged for any reason will be returned to the holder without cost to the holder as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. In the case of Original Notes tendered by book-entry transfer into the Exchange Agent's account at DTC pursuant to its book-entry transfer procedures, the Original Notes will be credited to an account with DTC specified by the holder, as soon as practicable after withdrawal, rejection of tender or termination of the exchange offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described under "The Exchange Offer - Procedures for Tendering Original Notes" in the Prospectus at any time on or before the Expiration Date.

         All questions as to the validity, form and eligibility (including time of receipt, acceptance and withdrawal of tendered Original Notes) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding. The Company, any affiliates or assigns of the Company, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered, but which are validly withdrawn, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal.

5.       SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENT AND ENDORSEMENTS.

         If this Letter of Transmittal is signed by the registered Holder(s) of the Original Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes.

         If any Original Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If any tendered Original Notes are registered in different name(s) on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of Certificates.

         If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Original Notes listed, the Certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Company or the Trustee for the Original Notes may require in accordance with the restrictions on transfer applicable to the Original Notes. Signatures on such Certificates or bond powers must be guaranteed by an Eligible Institution.

6.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         If Exchange Notes are to be issued in the name of a person other than the signer of this Letter of Transmittal, or if Exchange Notes are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC. See "Partial Tenders and Withdrawal Rights" above.

7.       IRREGULARITIES.

         The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt), acceptance and withdrawal of any tender of Original Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the opinion of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" or any conditions or irregularities in any tender of Original Notes of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Original Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Company, any affiliates or assigns of the Company, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

8.       REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES.

         Requests for assistance with respect to Exchange Offer procedures may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and the Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

9.       BACKUP WITHHOLDING; SUBSTITUTE FORM W-9.

         Under the U.S. federal income tax law, a Holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such Holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service (the "IRS") may subject the Holder or other payee to a $50 penalty. In addition, tendering Holders may be subject to backup withholding at the applicable rate on all reportable payments made after the Exchange Offer.

         To prevent backup withholding, each tendering Holder of Original Notes must provide its correct TIN by completing the Substitute Form W-9 set forth below, certifying that the Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the IRS that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. The box in Part 2 of the Substitute Form W-9 may be checked if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the Holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in

Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold at the applicable rate on all reportable payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the Holder, and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, all reportable payments made thereafter will be subject to backup withholding at the then applicable rate and the amounts so withheld will be remitted to the IRS until a correct TIN is provided.

         The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

         Certain Holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such Holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8BEN, "Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding," or, if applicable, Form W-8EC1, "Certificate of Foreign Person's Claim for Exemption from Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States," signed under penalties of perjury, attesting to that Holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which Holders are exempt from backup withholding.

         Backup withholding is not an additional U.S. federal income tax. Rather, amounts withheld under the backup withholding rules will be allowed as a credit or refund against a Holder's U.S. federal income tax liability if certain required information is provided to the IRS.

10.      WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.

11.      NO CONDITIONAL TENDERS.

         No alternative, conditional or contingent tenders will be accepted. All tendering Holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of Original Notes for exchange.

         Although the Company intends to notify holders of defects or irregularities with respect to tenders of Original Notes, neither the Company, the Exchange Agent nor any other person will incur any liability for failure to give notification.

12.      LOST, DESTROYED OR STOLEN CERTIFICATES.

         If any Certificate(s) representing Original Notes have been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificate(s) have been followed.

13.      SECURITY TRANSFER TAXES.

         Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Original Notes tendered or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 9)

SUBSTITUTE         PART 1-- PLEASE PROVIDE YOUR           TIN:__________________
Form W-9           TIN IN THE BOX AT RIGHT AND            (Social Security
                   CERTIFY BY SIGNING AND DATING BELOW:      Number or Employer
                                                          Identification Number)
--------------------------------------------------------------------------------
                   PART 2 -- TIN APPLIED FOR [ ]
--------------------------------------------------------------------------------
DEPARTMENT OF THE PAYOR'S REQUEST FOR TAXPAYER IDENTIFICATION NUMBER ("TIN") TREASURY INTERNAL AND CERTIFICATION
REVENUE SERVICE
                   CERTIFICATION: UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

                  (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

                  (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

                  (3)      I am a U.S. person (including a U.S. resident alien);
                           and

                  (4) any other information provided on this form is true and correct.

                   SIGNATURE                       DATE
                            --------------             -------------------------
--------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.

--------------------------------------------------------------------------------

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, all reportable payments made to me thereafter will be subject to backup withholding at the applicable rate until I provide a number.

---------------------------------         --------------------------------------
            SIGNATURE                                      DATE

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens, i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000. The table below will help determine the number to give the payor.

                                                  GIVE THE                                               GIVE THE EMPLOYER
                                              SOCIAL SECURITY                                              IDENTIFICATION
       FOR THIS TYPE OF ACCOUNT:                 NUMBER OF--            FOR THIS TYPE OF ACCOUNT:            NUMBER OF--
----------------------------------------- ------------------------- ---------------------------------- -----------------------
1.  An individual's account               The individual            9.   A valid trust, estate, or     The legal entity (Do
                                                                         pension trust                 not furnish the
2.  Two or more individuals (joint        The actual owner of the                                      identifying number
    account)                              account or, if combined                                      of the personal
                                          funds, any one of the                                        representative or
                                          individuals(1)                                               trustee unless the
                                                                                                       legal entity itself
3.  Husband and wife (joint account)      The actual owner of the                                      is not designated in
                                          account or, if joint                                         the account title.)
                                          funds, either person                                         (5)
                                          (1)

4.  Custodian account of a minor          The minor (2)             10.  Corporate account             The corporation
    (Uniform Gift to Minors Act)

5.  Adult and minor (joint account)       The adult or, if the      11.  Religious, charitable, or     The organization
                                          minor is the only              educational organization
                                          contributor, the minor         account
                                          (1)
                                                                    12.  Partnership account held in   The partnership
                                                                         the name of the business

6.  Account in the name of guardian or    The ward, minor, or       13.  Association, club, or other   The organization
    committee for a designated ward,      incompetent person (3)         tax-exempt organization
    minor, or incompetent person

7.  a.  The usual revocable savings       The grantor-trustee (1)   14.  A broker or registered        The broker or nominee
        trust account (grantor is also                                   nominee
        trustee)                                                                                       The public entity
                                                                    15.  Account with the Department
    b.  So-called trust account that is   The actual owner (1)           of Agriculture in the name
        not a legal or valid trust                                       of a public entity (such a
        under State law                                                  State or local government,
                                                                         school district, or prison)
                                                                         that receives agricultural
8.  Sole proprietorship account           The owner(4)                   program payments

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's, or incompetent person's name and furnish such person's Social Security number.

(4) Show the name of the owner.

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

- An organization exempt from tax under section 501(a), an individual retirement plan, or certain custodial accounts under section 403(b)(7) that meet the requirements of section 401(f)(2).

-    The United States or any agency or instrumentality thereof.

- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

-    An international organization or any agency or instrumentality thereof.

Other payees that may be exempt from backup withholding include:

-    A corporation.

-    A foreign central bank of issue.

- A registered dealer in securities or commodities registered in the United States or a possession of the United States.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

-    A real estate investment trust.

-    An entity registered at all times under the Investment Company Act of 1940.

-    A common trust fund operated by a bank under section 584(a).

-    A financial institution.

- A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

-    A trust exempt from tax under section 664 or described in section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

-    Payments to nonresident aliens subject to withholding under section 1441.

- Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

- Payments of patronage dividends where the amount received is not paid in money.

-    Payments made by certain foreign organizations.

-    Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under section 852).

-    Payments described in section 6049(b)(5) to nonresident aliens.

-    Payments on tax-free covenant bonds under section 1451.

-    Payments made by certain foreign organizations.

-    Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 to avoid possible erroneous backup withholding. FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM, AND FILE THE FORM WITH THE PAYER.

Certain payments other than interest, dividends, and patronage dividends, that are subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

PRIVACY ACT NOTICE. - Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers of payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, you will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. - Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

     FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE